Other Long-term Assets	12 Months Ended
Dec. 31, 2010
Other Long-term Assets
Other Long-term Assets

9.                        Other Long-term Assets

The following is a summary of other long-term assets (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Investment in associated companies	33,584	34,677
Staff housing loans	7,464	8,896
Non-current rental deposits	2,635	2,198
Others	128	5
	43,811	45,776

(a)         In August 2008, the Company acquired a 38.5% equity interest in SunEase, Inc., a provider of e-mail integration solution and corporate email post office operation services, sales of domain names and search engine marketing, for a consideration of approximately RMB31.0 million in cash. The investment was accounted for under the equity method of accounting with allocation of the purchase price set out as follows (in thousands):

RMB
Tangible assets	12,050
Intangible assets	6,722
Goodwill	14,046
Liabilities	(1,818)
31,000

The above intangible assets consisted of trade name, customer contracts and relationships and technology valued at RMB2.3 million, RMB2.8 million and RMB1.6 million, respectively. Amortization expense of the above-mentioned intangible assets was approximately RMB0.3 million, RMB1.0 million and RMB1.0 million for the years ended December 31, 2008, 2009 and 2010, respectively. As of December 31, 2010, the estimated aggregate amortization expense for such intangible assets for each of the next five years is as follows (in thousands):

RMB
2011	813
2012	450
2013	450
2014	450
2015	450
2,613

The Company recorded equity share of losses from associated companies totaling RMB2.0 million and RMB4.1 million for the years ended December 31, 2008 and 2009, respectively, and equity share of profits of RMB1.1 million for the year ended December 31, 2010.

(b) During February 2006, the Company acquired at par value of US$1.0 million interest-bearing convertible notes (“the notes”) issued by a privately-held enterprise. The notes matured on February 10, 2010 bore interest at the United States federal funds rate payable annually.

In October 2008, the Company and this privately-held enterprise and another company associated with this privately-held enterprise from which the Company licensed certain technologies to operate its item-based game, entered into a three-party agreement whereby the Company agreed to pay US$3 million (equivalent to RMB20.5 million) to the licensing company for releasing the Company’s obligation to pay any further royalties under the original agreement.  As a result of the foregoing-mentioned three-party agreement, the Company recorded a prepayment for royalties totaling RMB20.5 million under other long-term assets.  Amortization of the foregoing prepaid royalties is based on a certain percentage of gross revenue generated during the reporting period in accordance with the original license agreement. As of December 31, 2009, the Company reclassified the entire unamortized portion of the prepaid royalties to current with the expectation of its being fully amortized within fiscal year 2010 (see Note 5).  Such prepaid royalties were fully amortized in 2010.

(c) The Company made housing loans to its employees (excluding executive officers) for house purchases via a third-party commercial bank in China totaling RMB3.6 million and RMB7.6 million for the years ended December 31, 2009 and 2010, respectively. Each individual staff housing loan is secured either by the property for which the loan is extended or by approved personal guarantees for the loan amount granted. The repayment term is five years from the date of drawdown. The interest rate is fixed at 2.25% per annum for the years ended December 31, 2009 and 2010, respectively. The outstanding portion of the staff housing loans repayable within 12 months as of December 31, 2009 and 2010 amounted to approximately RMB3.3 million and RMB3.9 million, respectively, are reported under prepayments and other current assets in the consolidated balance sheets (see Note 5).